UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

XBiotech Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

XBiotech, Inc.

8201 E. Riverside Dr. Bldg. 4, Ste. 100

Austin, TX 78744

Dear Stockholder:

The Board of Directors of XBiotech, Inc. (the “Company”) has determined to recommend an additional proposal for stockholder approval at the Annual Meeting of Stockholders, to be held on Monday, June 20, 2016, at 10:00 a.m. local time at the Company’s principal executive offices located at 8201 E. Riverside Dr. Bldg. 4, Ste. 100 Austin, TX 78744. The Board of Directors is asking the stockholders to approve an increase in the number of shares authorized for issuance under the Company’s 2015 Equity Incentive Plan (the “2015 Plan”). Because this proposal was not described in our Proxy Statement, dated April 29, 2016, we are providing additional information in the enclosed Supplement to the Proxy Statement and an amended proxy card or voting instruction card to allow our stockholders to vote on this new proposal. An Amended Notice of Annual Meeting is being delivered with the Supplement.

PLEASE NOTE THAT WE HAVE ENCLOSED A REVISED PROXY CARD. WE ASK THAT YOU CONSIDER THESE MATERIALS AND THE INSTRUCTIONS ON HOW TO VOTE IN ORDER TO EFFECTIVELY VOTE FOR ALL PROPOSALS.

You may vote on all three proposals by one of the alternatives described in the accompanying Supplement to the Proxy Statement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted.

In order to vote on the newly-added proposal, you must sign and return the enclosed revised proxy card, vote by telephone or over the Internet or attend the annual meeting and vote in person. Your vote on this new proposal is very important. Therefore, we request that you complete the attached revised proxy card with your vote on Proposals 1, 2 and 3, regardless of whether or not you have already returned the original proxy card previously sent to you, or you may vote by telephone or over the Internet. If you already completed and returned the original proxy card, by completing, signing and mailing the enclosed revised proxy card you will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. If you have already voted by telephone or over the Internet, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added proposal.

Your vote is important. Please read the Proxy Statement that was previously made available to you and the Supplement to the Proxy Statement in their entirety, as together they contain information that is important to your decisions in voting at the annual meeting. For specific instructions on how to vote your shares, please follow the procedures outlined in the Proxy Statement previously sent to you or refer to the section in the Supplement entitled “Questions and Answers About These Proxy Materials, Voting and New Proposal 3.” Thank you.

By Order of the Board of Directors

John Simard
President, CEO and Chairman

Austin, Texas

May 25, 2016

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 20, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of XBiotech Inc., a British Colombia corporation (the “Company”). The meeting will be held on Monday, June 20, 2016 at 10:00 a.m. local time at the Company’s principal executive offices located at 8201 E. Riverside Dr. Bldg. 4, Ste. 100 Austin, TX 78744 for the following purposes:

1.	To elect the four nominees for director named herein to serve until the next annual meeting and their successors are duly elected and qualified.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending 2016.

3.	To approve an amendment to the 2015 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan by 3,000,000 shares.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Company’s Proxy Statement, dated April 29, 2016, with the exception of Proposal 3, which is described in the accompanying Supplement to the Proxy Statement. If you received a Notice of Internet Availability of Proxy Materials, which we mailed on May 3, 2016, you may access the Proxy Statement online at www.proxydocs.com/xbit. Otherwise, you should have received a printed copy of the Proxy Statement, which was mailed on May 3, 2016. Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed. We expect to mail the Supplement to the Proxy Statement and this Amended Notice of annual meeting of Stockholders on or about May 26, 2016.

The record date for the annual meeting is April 21, 2016. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on June 20, 2016 at 10:00 a.m. local time at the Company’s offices located at 8201 E. Riverside Dr. Bldg. 4, Ste. 100 Austin, TX 78744:

The amended notice of annual meeting, proxy statement, supplement to the proxy statement, annual report to stockholders and electronic amended proxy card are available at www.proxydocs.com/xbit.

By Order of the Board of Directors

John Simard
President, CEO and Chairman

Austin, Texas

May 25, 2016

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you or vote by telephone or through the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

SUPPLEMENT TO PROXY STATEMENT

FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 20, 2016

This Supplement to the Proxy Statement (this “Supplement”) supplements and amends the proxy statement, dated April 29, 2016, previously made available to stockholders in connection with the solicitation of proxies for use at the 2016 Annual Meeting of Stockholders of XBiotech, Inc. or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Amended Notice of Annual Meeting. The annual meeting will be held at the Company’s principal executive offices located at 8201 E. Riverside Dr. Bldg. 4, Ste. 100 Austin, TX 78744 at 10:00 a.m., local time. Proxies also may be voted at any adjournments or postponements of the annual meeting.

On May 3, 2016, a notice containing instructions on how to access online the proxy statement, the accompanying proxy card and related materials was mailed to holders of record of common stock of the Company at the close of business on April 21, 2016. The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2015, including audited financial statements, is included in the materials that are accessible online. The proxy statement and this Supplement contain information about the annual meeting as well as information regarding the voting process, director elections, our corporate governance programs and executive and director compensation, among other things. We recommend that you read all of these materials. Capitalized terms used in this Supplement and not otherwise defined have the meanings given to them in the proxy statement.

This Supplement is being furnished to provide information related to a newly-added Proposal 3 that the Board of Directors has recommended for stockholder approval at the annual meeting, which proposal seeks approval of an amendment to the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares authorized for issuance under the 2015 Plan by 3,000,000 shares.

This Supplement does not provide all of the information that is important to your decisions in voting at the annual meeting. Additional information is contained in the proxy statement for the annual meeting that was previously made available to you. If you previously received a Notice of Internet Availability of Proxy Materials, which we mailed on May 3, 2016, you may view the proxy statement, the Annual Report to Stockholders, this Supplement, the amended proxy card, and the Amended Notice of 2016 Annual Meeting of Stockholders at www.proxydocs.com/xbit. Otherwise you should have received printed copies of the proxy statement, Annual Report to Stockholders, proxy card and a Notice of the 2016 Annual Meeting of Stockholders, which we mailed on May 3, 2016.

The amended proxy card or voting instruction card enclosed with this Supplement differs from the proxy card or voting instruction card previously furnished to you with the proxy statement, in that the enclosed proxy card or voting instruction card includes Proposal 3. You may vote on all three proposals by submitting the amended proxy card or voting instruction card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card or voting instruction card. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added Proposal 3.

Except for the addition of Proposal 3, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the proxy statement.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

This Supplement is being filed with the Securities and Exchange Commission and being mailed to stockholders on or about May 26, 2016.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, VOTING AND NEW PROPOSAL 3

Why did I receive a notice regarding the availability of proxy materials on the internet,

rather than a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (a “Notice”) because the Board of Directors (sometimes referred to as the “Board”) of XBiotech Inc. (sometimes referred to as “we,” “us,” the “Company” or “XBiotech”) is soliciting your proxy to vote at our 2016 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

The Notice was first mailed to our stockholders of record entitled to vote at the annual meeting on May 3, 2016.

Why did I receive this Supplement?

After the mailing of the Notice, the Board of Directors determined to recommend an additional proposal for stockholder approval at the annual meeting. This Supplement is being made available to you over the Internet or paper copies of these materials being delivered to you by mail as a stockholder of record, as of April 21, 2016, of the Company to provide you with information about the additional proposal to be voted on by the stockholders to approve an amendment to the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares authorized for issuance under the 2015 Plan by 3,000,000 shares. This Supplement will be made available to you over the Internet and mailed on or about May 26, 2016 to our stockholders of record on the record date.

How do I attend the annual meeting?

The meeting will be held on Monday, June 20, 2016 at 10:00 a.m. local time at 8201 E. Riverside Dr. Bldg. 4, Ste. 100 Austin, TX 78744. Directions to the annual meeting may be found at www.xbiotech.com. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 21, 2016 will be entitled to vote at the annual meeting. On this record date, there were 32,348,663 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 21, 2016 your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 21, 2016 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and received a Notice from that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of the four nominees for director named herein;

•	Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending 2016; and

•	Approval of an amendment to the 2015 Plan to increase the number of shares authorized for issuance under the 2015 Plan by 3,000,000 shares.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For Proposals 2 and 3, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, by proxy over the telephone, by proxy through the internet, or by proxy using a proxy card that you may request. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote using a proxy card that may be delivered to you at a later time, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-866-243-5061 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on June 19, 2016 to be counted.

•	To vote through the internet, go to www.proxypush.com/xbit to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on June 19, 2016 to be counted.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from XBiotech. Simply follow the instructions in the Notice to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 21, 2016.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing a proxy card, or by telephone, through the internet, or in person at the annual meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote uninstructed shares with respect to matters that are considered to be routine under applicable rules, but not with respect to non-routine matters. Under applicable rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Routine matters, on which a broker or other nominee is generally empowered to vote, include ratification of the appointment of an independent registered public accounting firm. Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 3, without your instructions, but may vote your shares on Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all four nominees for director, “For” ratification of the selection by the Audit Committee of the Board of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending 2016, and “For” approval of the amendment to the 2015 Plan. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What should I do if I have already voted?

In order to vote on Proposal 3, you must sign and return the revised proxy card enclosed with this Supplement, vote by telephone or over the Internet as described above or attend the annual meeting and vote in person. If you have already completed and returned the original proxy card previously sent to you and you also complete and return the enclosed revised proxy card, the completed and signed revised proxy card will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. This means that, in order to vote with respect to all three proposals, you must vote again on Proposals 1 and 2 in addition to voting on Proposal 3.

If you have already completed and returned the original proxy card and you do not complete and return a signed revised proxy card, your vote on Proposals 1 and 2 as indicated on the original proxy card will be voted at the annual meeting, but you will not have a recorded vote with respect to Proposal 3. If you have already voted by telephone or over the Internet, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted by telephone or over the Internet and do not vote again, your vote on Proposals 1 and 2 will be recorded but you will not have a recorded vote on Proposal 3. Therefore, we urge you to cast your vote with respect to all proposals using the revised proxy card enclosed with this Supplement or one of the other methods described above.

Who is paying for this proxy solicitation?

The Company first mailed definitive copies of this proxy statement on May 3, 2016 and anticipates first mailing definitive copies of this Supplement on or about May 26, 2016. XBiotech Inc. is asking for your proxy and will pay all of the costs associated with asking for stockholders’ proxies for the 2016 Annual Meeting. In addition to the use of the mail, proxies may be solicited by the Directors, officers and employees of XBiotech Inc. by personal interview, telephone or otherwise. Directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with solicitation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to Street Name Holders, and XBiotech Inc. will reimburse custodians, nominees and fiduciaries for reasonable out-of-pocket expenses in connection with the forwarding of solicitation material.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting.

Stockholder of Record: Shares Registered in Your Name

If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit a properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to XBiotech’s Secretary at 8201 E. Riverside Dr. Bldg. 4, Ste. 100 Austin, TX 78744.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank in order to change your vote.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, your proposal must be submitted in writing by March 20, 2017, to the attention of the Secretary of XBiotech Inc. at 8201 E. Riverside Dr. Bldg. 4, Ste. 100 Austin, TX 78744. If you wish to submit a director nomination at the meeting notice to us must be made not less than 30 or more than 65 days prior to the date of the annual meeting; provided, however, that if the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement. You are also advised to review the Company’s Articles, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, for the proposal to ratify the Audit Committee’s selection of Ernst & Young LLP as our independent public accounting firm and the proposal to amend the 2015 Plan to increase the shares authorized for issuance under the 2015 Plan by 3,000,000 shares, votes “For” and “Against,” abstentions and broker non-votes. Abstentions will be counted towards the vote total for Proposals 2 and 3 and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee may not vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

•	For Proposal 1, the election of directors, the four nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome.

•	To be approved, Proposal 2 ratifying the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending 2016 must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or represented by proxy. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.

•	To be approved, Proposal 3 approving the amendment to the 2015 Plan to increase the number of shares authorized for issuance under the 2015 Plan by 3,000,000 shares must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or represented by proxy. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 32,348,663 shares outstanding and entitled to vote. Thus, the holders of 10,782,888 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The proxy statement, Form 10-K and annual report to stockholders are available at www.proxydocs.com/xbit.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE 2015 EQUITY INCENTIVE PLAN

TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 3,000,000 SHARES

On May 13, 2016, the Board of Directors adopted, subject to stockholder approval, an amendment to the 2015 Equity Incentive Plan to increase the number of shares of common stock that may be awarded under the plan by 3,000,000 shares, to a total of 4,000,000 shares (the “Amendment”). The 2015 Plan was originally adopted by the Board of Directors on April 1, 2015, and approved by the Company’s stockholders on March 13, 2015. Upon adoption, the 2015 Plan initially had one million (1,000,000) common shares of the Company available for issuance. As of May 24, 2016, there were 30,739 shares remaining for issuance under the 2015 Plan.

Material Terms of the 2015 Plan

For a description of the material terms of the 2015 Plan, see “Equity Compensation Plans and Other Benefits Plans—2015 Equity Incentive Plan” in the proxy statement. The Amendment will not make any changes to the 2015 Plan other than increasing the number of shares authorized for issuance under the plan from 1,000,000 to 4,000,000. A copy of the proposed Amendment is attached to this proxy statement as Annex A.

New Plan Benefits

Future awards under the 2015 Plan are granted in the discretion of the Compensation Committee of the Board of Directors, and therefore are not currently determinable.

Summary of Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the 2015 Plan is intended to be a summary of the applicable federal law as currently in effect. Foreign, state and local tax consequences may differ and laws may be amended or interpreted differently during the term of the 2015 Plan or of stock awards granted under the 2015 Plan. Because the federal income tax rules governing stock awards and related payments are complex and subject to frequent change, participants are advised to consult their individual tax advisors.

Non-statutory Stock Options. The grant of a non-statutory stock option will not result in the recognition of taxable income by the participant or in a deduction for the Company. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price, and generally, the Company is entitled to a tax deduction for the amount of the income recognized by the participant (subject to Section 162(m) of the Internal Revenue Code). If the participant later sells any of the shares acquired upon exercise of the non-statutory stock option, any gain or loss recognized will be capital gain or loss (long-term or short-term, depending upon the holding period for the shares sold). Certain additional rules apply if the exercise price is paid in shares previously owned by the participant.

Incentive Stock Options. Incentive stock options granted under the 2015 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under Section 422 of the Internal Revenue Code. There generally are no federal income tax consequences to the participant or the Company upon the grant or exercise of an incentive stock option. However, the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price will result in an adjustment to taxable income for purposes of the alternative minimum tax. If the participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of the shares will be a long-term capital gain or loss. Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the disposition. The participant may also have additional gain or loss upon the disqualifying disposition, which will be capital gain or loss (long-term or short-term, depending upon the holding period for the shares). To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding deduction for the tax year in which the disqualifying disposition occurs.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in the recognition of taxable income by the participant or in a deduction for the Company. Upon exercise, the participant will recognize ordinary income in an amount equal to the then fair market value of the shares of common stock or cash distributed to the participant. The Company is entitled to a tax deduction equal to the amount of such income (subject to Section 162(m) of the Internal Revenue Code). Gain or loss upon a subsequent sale of any shares received by the participant will generally be taxed as capital gain or loss (long-term or short-term, depending upon the holding period for the shares sold).

Other Awards. A participant who is granted restricted shares, restricted share units, performance shares or other stock-based awards will generally not be taxed at the time of grant of the award unless the participant makes a Section 83(b) election under the Internal Revenue Code to be taxed on restricted shares at the time the shares are awarded. Upon the payment of shares with respect to units or upon the lapse of restrictions on transferability or the lapse of risk of forfeiture with respect to restricted share awards, the participant will be taxed at ordinary income tax rates on the then fair market value of the shares. The Company is required to withhold tax on the amount of income recognized and the Company will generally be allowed a tax deduction on the amount of the income recognized (subject to Section 162(m) of the Internal Revenue Code). The participant’s tax basis in the shares will be equal to the amount of ordinary income recognized. Upon subsequent disposition of the shares, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period for the shares sold).

Section 162(m) — Potential Limit on Company Deduction. Section 162(m) of the Internal Revenue Code generally provides that amounts paid to a covered employee in excess of $1 million are not deductible by a publicly-traded corporation for federal income tax purposes. This deduction limit does not apply to qualifying performance-based compensation if the material terms of the performance goals are disclosed to and approved by stockholders and other requirements are met. Under the 2015 Plan, options and stock appreciation rights granted with an exercise price at least equal to 100% of the fair market value of a share of our common stock on the date of grant and certain other awards paid to covered employees that are conditioned upon achievement of performance goals are intended to qualify as “performance-based compensation. A number of requirements must be met for compensation paid or earned with respect to an award granted under the 2015 Plan to qualify as performance-based compensation for purposes of Section 162(m).

Section 409A — Deferred Compensation. Certain grants made under the 2015 Plan may constitute deferred compensation for purposes of Section 409A of the Code. If the requirements of Section 409A are not satisfied for these awards, the participant may be subject to a 20% additional tax, in addition to ordinary income tax, at the time the award becomes vested, plus interest.

Required Vote

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the Amendment. Abstentions will be counted toward the tabulation of votes on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes (if any) are counted towards a quorum, but are not counted for any purpose in determining whether the Amendment has been approved.

THE BOARD OF DIRECTORS

RECOMMENDS A VOTE FOR

PROPOSAL 3

OTHER MATTERS

The Board of Directors knows of no matters that will be presented for consideration at the annual meeting other than as set forth in the proxy statement as supplemented by this Supplement. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

John Simard
President & CEO

May 25, 2016

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2015 is available without charge upon written request to: Corporate Secretary, XBiotech Inc., 8201

E. Riverside Dr. Bldg. 4, Ste. 100 Austin, TX 78744.

Annex A

AMENDMENT TO THE XBIOTECH INC.

2015 EQUITY INCENTIVE PLAN

WHEREAS, XBiotech Inc. (the “Company”) previously adopted the XBiotech Inc. 2015 Equity Incentive Plan (the “Plan”).

WHEREAS, the Company desires to amend the Plan to increase the number of shares of the Company’s common stock reserved for issuance thereunder.

WHEREAS, the Company reserved its right to amend the Plan through action of its Board of Directors pursuant to Section 11.2 therein.

NOW THEREFORE, effective May 13, 2016, Section 6.1 of the Plan is deleted in its entirety and replaced with the following:

6.1 Subject to adjustment provided for herein, the number of Common Shares that may be issued pursuant to the Plan for the period from the Effective Date will be four million (4,000,000) Common Shares, all of which may be issued pursuant to the exercise of Incentive Stock Options (the “Share Reserve”).

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized officer as of the 13th day of May, 2016.

XBIOTECH INC.

By:	/s/ John Simard
John Simard, President, CEO and Chairman

ANNUAL MEETING OF XBIOTECH INC.

Date:	June 20, 2016
Time:	10:00 A.M. (Central Daylight Time)
Place:	8201 E. Riverside Dr., Bldg. 4, Ste. 100, Austin, TX 78744

Please make your marks like this: ☒ Use dark black pencil or pen only

Board of Directors Recommends a Vote FOR each nominee for director and FOR each of proposals 2 and 3.

1:	Election of Directors	For		Withhold	Directors Recommend Ü
	01 John Simard	☐		☐	For
	02 Dr. Fabrizio Bonanni	☐		☐	For
	03 W. Thorpe McKenzie	☐		☐	For
	04 Dr. Daniel Vasella	☐		☐	For

		For	Against	Abstain

2:	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending 2016.	☐	☐	☐	For

		For	Against	Abstain

3:	To approve an amendment to the 2015 Equity Incentive Plan to increase the number of shares authorized for issuance by 3,000,000 shares.	☐	☐	☐	For

4:	To conduct any other business properly brought before the meeting.

To attend the meeting and vote your shares in person, please mark this box.	☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of XBiotech Inc.

to be held on Monday, June 20, 2016

for Holders as of April 21, 2016

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE

Go To www.proxypush.com/xbit • Cast your vote online. • View Meeting Documents.	OR MAIL	866-243-5061 • Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions.

OR	• Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints John Simard and Queena Han, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of XBiotech Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN ITEM 1 AND FOR EACH OF THE PROPOSALS IN ITEMS 2 AND 3.

All votes must be received by 5:00 P.M., Eastern Time, June 19, 2016

PROXY TABULATOR FOR
XBIOTECH INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Revocable Proxy — XBiotech Inc.

Annual Meeting of Stockholders

June 20, 2016, 10:00 a.m. (Central Daylight Time)

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints John Simard and Queena Han, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of XBiotech Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders on Monday, June 20, 2016 at 10:00 a.m. at the offices of XBiotech Inc. at 8201 E. Riverside Dr., Bldg. 4, Ste. 100, Austin, TX 78744 and any and all adjournments thereof, as set forth below.

This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the election of each of the director nominees specified in Item 1 and FOR each of the proposals in Items 2 and 3.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)